LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                         ENDED FEBRUARY 28, 2001

SCUDDER S&P 500
STOCK FUND

 "An uncertain global economic outlook and a poor corporate earnings environment more than offset the positive effect of lower U.S. interest rates."

                                                      [SCUDDER INVESTMENTS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

5
PERFORMANCE UPDATE

8
INDUSTRY SECTORS

9
LARGEST HOLDINGS

11
PORTFOLIO OF INVESTMENTS

24
FINANCIAL STATEMENTS

27
FINANCIAL HIGHLIGHTS

29
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE

 SCUDDER S&P 500 STOCK FUND CUMULATIVE TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2001 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

                                          SCUDDER S&P 500        SCUDDER S&P 500                               LIPPER S&P FUNDS
SCUDDER S&P 500 STOCK FUND CLASS A       STOCK FUND CLASS B     STOCK FUND CLASS C       S&P 500 INDEX        CATEGORY AVERAGE*
----------------------------------       ------------------     ------------------       -------------        -----------------
-18.53                                         -18.82                 -18.82                 -18.03                 -17.99

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF CLASSES WILL DIFFER. FOR ADDITIONAL INFORMATION, PLEASE SEE THE FUND'S PROSPECTUS.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE. LIPPER DATA ARE FOR THE PERIOD 8/31/00 TO 2/28/01.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    2/28/01   8/31/00
 .........................................................
    SCUDDER S&P 500 STOCK FUND
    CLASS A                          $7.76     $9.59
 .........................................................
    SCUDDER S&P 500 STOCK FUND
    CLASS B                          $7.75     $9.57
 .........................................................
    SCUDDER S&P 500 STOCK FUND
    CLASS C                          $7.75     $9.57
 .........................................................

"STANDARD & POOR'S", "S&P", "S&P 500", "STANDARD & POOR'S 500" AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC., AND HAVE BEEN LICENSED FOR USE BY ZURICH SCUDDER INVESTMENTS, INC. SCUDDER S&P 500 STOCK FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PORTFOLIO.

TERMS TO KNOW

BALANCE SHEET A condensed financial statement showing what a company owns, what it owes and the ownership interest in the company of its stockholders, at a certain time.

LIQUIDITY The ease with which a stock can be bought or sold. Due to higher recognition and a greater quantity of shares, large-cap stocks are typically more liquid than small-cap stocks. Reduced liquidity offers the potential of greater risk and return: Investors who wish to sell a less liquid stock may find it difficult to find a buyer, but they may also be able to dictate a higher price if the stock is in demand.

MARKET CAPITALIZATION A measure of the size of a company that offers publicly traded stock, as determined by multiplying the current share price by the number of shares outstanding.

VOLATILITY The characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile due to uncertainty regarding the company, industry, market or economy. Compared with many other types of stocks, technology stocks are subject to a higher degree of volatility.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.

DEAR SHAREHOLDER:

The investment world never presents us with total clarity. Even so, there are moments when the uncertainties appear to be greater than usual. This is one of those moments. The global economy is slowing, investors are unsure of the extent to which the Federal Reserve Board will cut interest rates and market leadership -- long resident in growth and technology stocks -- has become less certain.

  One understandable response is to seek shelter in safer investments such as money market funds. Yet over time, stocks have provided the strongest long-term returns. As a result, it is precisely at moments such as this when staying calm and remaining focused on the long-term record of stocks can be of the greatest value for investors.

  Despite an environment of turbulent stock prices, we are not concerned about the long-term outlook for the economy and markets. Although risks certainly continue to exist, we feel that the four points enumerated below can help investors develop the wherewithal to cope with the recent volatility.

INTEREST RATE BACKDROP POSITIVE

  Investors who fret about the uncertainty of the economic outlook seem to be forgetting one key issue: Interest rates are falling. The Fed cut rates by half a percentage point on March 20, and it is clear that they are prepared to make additional rate cuts as necessary. Other central banks around the world are following suit. We believe that these cuts will ultimately have a positive effect on the economy after the usual time lag. We see important evidence for this assertion in the bond market, where investment-grade, high-yield, and other types of non-government bonds have all found buyers since the first Fed rate cut in January. Additionally, lending has ticked up and consumers have responded to lower mortgage rates with an avalanche of refinancing applications. Another bit of evidence comes from the stock market, where basic materials, consumer cyclicals, and small-cap companies have all perked up.

  This is a classic signal that the market sees the potential for a recovery later in the year. We continue to expect that the next few months will be difficult for the economy, but also believe that the worst will be over around mid-year.

INFLATION NOT A CRITICAL LONG-RUN CONCERN

  January inflation readings came in above expectations, prompting many analysts to become concerned that long-dormant inflation is reawakening. We don't believe this to be the case, however, and the much tamer February inflation statistics support our view. Long-term forces that contributed to stable prices during the 90s -- such as deregulation, globalization and technology -- are still firmly in place. In addition, the combination of slowing global growth and excess production capacity will reduce the ability of companies to raise prices. The cyclical peaks in inflation have been falling for 20 years, and we expect the next peak -- which may not occur for another five years -- to be well below the current peak of 4 percent.

THE TECHNOLOGY REVOLUTION STILL HAS FAR TO RUN

  The crash in the Internet sector and the financial difficulties of many telecommunications companies will not mark the end of the current technological revolution, but simply its evolution to another phase. Companies that satisfy customers will prosper, and those that employ new technologies will be more efficient than ever. This will result in productivity gains and competitive advantage for the most well-managed firms. It is difficult to predict the exact beneficiaries of this next phase, but they will exist. We therefore disagree with those who pronounce the demise of the technology miracle. We maintain our view that this is a huge revolution that will raise productivity and provide exciting investment opportunities in many "old economy" companies that stand to reap the benefits of the innovations.

REFORMS CONTINUE IN EUROPE

  Europe has undertaken the reform process somewhat grudgingly, but reforms have been instituted nonetheless. Privatization has swept major industries, politicians have chipped away at labor protections (making labor markets more flexible) and tax code reform has become more

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (3/31/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       4.90                   5.80                   6.30                   5.20
Prime rate (2)                                  8.20                   9.50                   9.00                   7.75
Inflation rate (3)*                             3.50                   3.40                   3.30                   1.60
The U.S. dollar (4)                             8.80                   8.40                   0.50                  -0.10
Capital goods orders (5)*                       2.80                  15.20                   8.40                   5.60
Industrial production (5)*                      1.20                   5.90                   5.90                   3.30
Employment growth (6)                           0.90                   1.90                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 2/28/01.

SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

widespread as deep cuts in Germany have forced other countries to compete. Mergers occur with greater ease and capital markets have become more open. So far, these changes have had a significant impact on the region's economy, but not on the relative returns of European assets. Dollar-based investors have been further disadvantaged by the poor performance of the euro over the past two years. However, we believe that as the long-term effects of these changes are recognized, investors will respond in a positive fashion.

STAY THE COURSE

  These positive themes, while important for the market's long-term outlook, do not mean that stock prices will rebound next week, or even next month. Indeed, risks are still plentiful: The U.S. dollar is vulnerable due to the large trade deficit, both consumers and corporations continue to carry high levels of debt, and instability in Japan is a threat to the entire global economy. However, we believe that the factors we describe above will, over time, provide a positive underpinning for diversified portfolios of stocks and bonds. This point is particularly important for investors who bought stocks or stock funds to help achieve their long-term goals, but who are now questioning whether to reduce or even eliminate positions due to the market's fluctuations. Although we expect that volatility will continue to affect market performance in the weeks and months ahead, investors who have withstood the market's decline so far may miss the long-term benefit of these trends if they move out of stocks now. We therefore believe that the best option for long-term investors is to stay the course even if the turbulence in the stock market continues.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. ECONOMICS GROUP AS OF MARCH 16, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

JAMES A. CREIGHTON IS THE LEAD PORTFOLIO MANAGER FOR SCUDDER S&P 500 STOCK FUND, WHICH IS SUBADVISED BY BANKERS TRUST COMPANY. CREIGHTON IS A MANAGING DIRECTOR AND HEAD OF GLOBAL INDEX MANAGEMENT FOR DEUTSCHE ASSET MANAGEMENT. HE RECEIVED A MASTER'S DEGREE IN ACTUARIAL SCIENCE FROM NORTHEASTERN UNIVERSITY AND A BACHELOR'S DEGREE IN MATHEMATICS FROM DALHOUSIE.

THE SUBADVISOR FOR SCUDDER S&P 500 STOCK FUND IS BANKERS TRUST COMPANY, 885 THIRD AVENUE, 32ND FLOOR, NEW YORK, NY. BANKERS TRUST COMPANY MANAGES THE FUND IN ACCORDANCE WITH THE FUND'S INVESTMENT OBJECTIVE AND STATED INVESTMENT POLICIES.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

                             THIS WAS THE WINTER OF THE DISCONTENTED INVESTOR. AS U.S. ECONOMIC GROWTH SLOWED TO A CRAWL, STOCK PRICES SLID SHARPLY. FOR THE SIX MONTHS ENDED FEBRUARY 28, THE UNMANAGED S&P 500 INDEX DID NOT FAIR AS BADLY AS THE TECHNOLOGY-HEAVY NASDAQ COMPOSITE INDEX. BUT STOCKS AS A WHOLE FACED THE PROSPECT OF A PROLONGED BEAR MARKET FOR THE FIRST TIME IN MORE THAN TWO DECADES.

Q      HOW DID THE OVERALL EQUITY MARKET AND SCUDDER S&P 500 STOCK FUND PERFORM
BETWEEN AUGUST 31, 2000, AND FEBRUARY 28, 2001?

A      Last year was the worst calendar-year period for the unmanaged Standard &
Poor's 500 index since 1977, and the first two months of 2001 were equally bad. For the six-month period ended February 28, 2001, Scudder S&P 500 Stock Fund sank 18.53 percent (Class A shares unadjusted for sales charge). This was slightly worse than the index and Lipper fund category averages for the period.

  An uncertain global economic outlook and a poor corporate earnings environment more than offset the positive effect of lower U.S. interest rates. Technology stocks -- the largest sector component of the index and the fund -- were especially hard hit. The share of the S&P 500 represented by technology stocks fell from 32.6 percent to 19.3 percent during the period.

  Certain value stocks within the S&P 500 index, notably energy stocks and certain consumer stocks, performed well between August and February. This helped the index and the fund outperform the technology-laden and unmanaged Nasdaq Composite Index*, which plummeted 48.84 percent for the six months ended February 28. The unmanaged Russell 1000 Growth Index, a group of large-company stocks with high growth expectations, fell 36.79 percent for the period.

  Market volatility has been especially high since the summer, as a tug-of-war has raged between

 HOW THE S&P 500 INDEX HAS CHANGED SINCE AUGUST 2000
[PIE CHARTS]

                                                                       AS OF 8/31/00                      AS OF 2/28/01
                                                                       -------------                      -------------
TECHNOLOGY                                                                  32.6                               19.3
HEALTH CARE                                                                 10.9                               13.6
FINANCIALS                                                                  14.1                                 17
ENERGY                                                                       5.3                                6.5
UTILITIES                                                                    2.6                                3.9
TRANSPORTATION                                                                 1                                  1
BASIC MATERIALS                                                              1.9                                2.5
CAPITAL GOODS                                                                  8                                9.2
COMMUNICATION SERVICES                                                       6.6                                  6
CONSUMER CYCLICALS                                                           7.3                                8.3
CONSUMER STAPLES                                                            10.1                               12.9

THE S&P 500 INDEX IS AN UNMANAGED POOL OF STOCKS GENERALLY CONSIDERED A REPRESENTATIVE OF THE U.S. STOCK MARKET.

SOURCE: BANKERS TRUST. SCUDDER S&P 500 STOCK FUND COMPOSITION DIFFERS FROM THAT OF THE S&P 500 INDEX AND IS SUBJECT TO CHANGE.

PERFORMANCE UPDATE

investors: those who believe lower interest rates will help fuel a recovery in U.S. economic growth and those who believe corporate profit growth -- which has been falling sharply -- is headed even lower. As we mentioned in last year's annual report, the S&P 500 index hit an all-time high of 1552.87 on March 24, 2000, a little more than a week before the fund began operations. As of February 28, 2001, the index was nearly 20 percent below that level, the historical signal of a bear market.

* A GROUP OF LARGE COMPANY STOCKS, MANY OF WHICH ARE TECHNOLOGY FIRMS.

Q      HOW CLOSELY DOES THE FUND'S PORTFOLIO MIRROR THE S&P 500 INDEX?

A      It's not an exact duplicate. In some sectors such as technology and financials, the portfolio's weightings were less than the index as of February 28, 2001. The management team's goal is to create a portfolio that mirrors many of the characteristics of the S&P 500, while minimizing costs and avoiding stocks that may be difficult to trade efficiently. To build the portfolio, the management team buys the stocks that make up the larger portions of the S&P 500's value, in roughly the same proportions as in the index. Next, the team analyzes and selects stock with lower market capitalizations, seeking to match the industry and risk characteristics of the index without purchasing every stock in its exact weighting.

Q      MANY S&P 500 COMPANIES ARE MERGING, SELLING AND SPINNING OFF PARTS OF
THEMSELVES AND MAKING ACQUISITIONS ALL THE TIME. WHAT DOES THIS MEAN FOR THE
FUND?

A      Standard & Poor's made 33 changes to the S&P 500 index between August and
February. Our holdings will change over time as stocks are added to and deleted from the index. The effect on fund performance will vary, depending on investors' perceptions and market reactions to specific transactions.

  As the number of additions and deletions to the S&P 500 index has risen dramatically over the past couple years, it becomes increasingly difficult to manage an index fund due to the increased trading volatility. We believe the fund has the potential to benefit from Bankers Trust's capability to implement these changes to the fund in a risk-managed, cost-efficient manner. The successful management of index change is critical in allowing the fund to continue tracking the index as closely as possible.

  Two of the best-performing stocks in both the index and the fund during the six months ended February 28, 2001, were Healthsouth Corp., a rehabilitation services provider, and Winn-Dixie Stores, a supermarket chain in the Southeast. Two stocks that had a material negative effect on index and fund performance for the period were JDS Uniphase and Nortel Networks, two technology stocks that each lost more than 75 percent of their value.

  Even though technology stocks make up a much smaller percentage of the S&P 500 index than they did last summer, the sector is still the largest in the index and the fastest-growing part of America's economy. In the late 1980s, technology firms made up only 10 percent of the index. This trend reflects changes in America's economy as well as the relatively greater confidence that investors have in technology-sector growth compared with so-called Old

 TOP FIVE PERFORMING S&P 500 INDEX STOCKS
 AUGUST 31, 2000, TO FEBRUARY 28, 2001


 .............................................................................
    HEALTHSOUTH CORP                                              159.92%
 .............................................................................
    WINN-DIXIE STORES                                              86.91%
 .............................................................................
    USA EDUCATION                                                  85.98%
 .............................................................................
    MANOR CARE                                                     82.36%
 .............................................................................
    ALLIED WASTE INDUSTRIES                                        75.78%
 .............................................................................

 WORST FIVE PERFORMING S&P 500 INDEX STOCKS
 AUGUST 31, 2000, TO FEBRUARY 28, 2001


 .............................................................................
    YAHOO                                                         -80.40%
 .............................................................................
    BROADCOM                                                      -80.30%
 .............................................................................
    JDS UNIPHASE                                                  -78.51%
 .............................................................................
    NORTEL NETWORKS                                               -77.31%
 .............................................................................
    ARMSTRONG HOLDINGS                                            -77.29%
 .............................................................................

SOURCE: BANKERS TRUST. RETURNS FROM ANY OF THE ABOVE STOCKS HELD BY THE FUND DURING ITS INITIAL PERIOD MAY DIFFER FROM MARKET RESULTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PERFORMANCE UPDATE

Economy industries such as steel, autos, paper and chemicals.

Q      REALIZING THAT THE FUND DOES NOT SELECT STOCKS IN THE SAME WAY AS AN
ACTIVELY MANAGED MUTUAL FUND, WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD?

A      The consensus estimate among securities analysts is that stocks in the
S&P 500 index can expand profits (as measured by earnings per share) by 14.1 percent over the next five years. This compares with what analysts expect will be a 2.7 percent increase in average earnings per share in 2001. We believe it is reasonable to assume that the high returns many stock market investors have reaped between 1995 and 1999 will be difficult to achieve in the months ahead.

  Our expectation is that U.S. economic growth will slow to a 1 to 2 percent level in the coming months, less than half of the rate we've enjoyed for the past several years. To rekindle growth, it is possible that the Federal Reserve will reduce its short-term interest rate target by as much as an additional 50 to 100 basis points in 2001. In the past, stock markets have recovered within six months of a shift to a more expansionary monetary policy. However, even if the economy avoids a recession, we think investors should take a long-term view of stock market performance, especially investors who have made the fund a component of their retirement plan savings. In our view, it's time to recognize that the easy double-digit equity gains of the 1990s are history and that more modest levels of capital appreciation may now be the norm.

  Of course, it is important to reiterate that as an index fund manager, in attempting to replicate the broad diversification and returns of the underlying benchmark, we neither evaluate short-term fluctuations in the fund's performance nor manage according to a given outlook for the equity markets or the economy in general. Still, we will continue to monitor economic conditions as well as how they affect the financial markets, as we seek to closely track the performance of the S&P 500 index. Of course the value of your investments will fluctuate with changing market conditions.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON

DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON FEBRUARY 28, 2001.
[BAR GRAPH]

                                                                SCUDDER S&P 500 STOCK INDEX        SCUDDER S&P 500 STOCK INDEX
                                                                      FUND ON 2/28/01                    FUND ON 8/31/00
                                                                ---------------------------        ---------------------------
Consumer nondurables                                                        17.5                               14.7
Technology                                                                  16.2                               27.4
Finance                                                                     15.2                               13.4
Capital goods                                                               14.4                               12.4
Health care                                                                 13.9                               10.5
Communication services                                                      11.4                               12.3
Energy                                                                       7.7                                6.2
Other                                                                        2.7                                2.4
Basic materials                                                                1                                0.7

A COMPARISON WITH THE S&P 500 INDEX*

DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF SCUDDER S&P 500 STOCK FUND REPRESENTED ON FEBRUARY 28, 2001, COMPARED WITH THE INDUSTRY SECTORS THAT MAKEUP THE FUND'S BENCHMARK, THE S&P 500 INDEX.
[BAR GRAPH]

                                                               SCUDDER S&P 500 STOCK FUND ON
                                                                          2/28/01                    S&P 500 INDEX ON 2/28/01
                                                               -----------------------------         ------------------------
Consumer nondurables                                                        17.5                               20.5
Technology                                                                  16.2                               21.8
Finance                                                                     15.2                               16.9
Capital goods                                                               14.4                                8.9
Health care                                                                 13.9                               12.9
Communication services                                                      11.4                                5.9
Energy                                                                       7.7                                6.4
Other                                                                        2.7                                  0
Basic materials                                                                1                                2.3
Utilities                                                                      0                                3.7
Transportation                                                                 0                                0.7

*THE S&P 500 INDEX IS AN UNMANAGED POOL OF STOCKS GENERALLY CONSIDERED REPRESENTATIVE OF THE U.S. STOCK MARKET.

LARGEST HOLDINGS

THE FUND'S 15 LARGEST HOLDINGS*
Representing 29 percent of the fund's total portfolio on February 28, 2001

             HOLDINGS                                        DESCRIPTION           PERCENT
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

1.           GENERAL ELECTRIC                       General Electric Company         4.0%
                                                    develops, manufactures and
                                                    markets products for the
                                                    generation, distribution and
                                                    utilization of electricity.
                                                    The company also offers a
                                                    variety of financial services
                                                    including mutual fund
                                                    management, financing, asset
                                                    management and insurance.
                                                    General Electric also owns
                                                    the National Broadcasting
                                                    Company.
------------------------------------------------------------------------------------------

2.           MICROSOFT                              Microsoft Corporation            2.7%
                                                    develops, manufactures,
                                                    licenses, sells and supports
                                                    software products. The
                                                    company offers operating
                                                    system software, server
                                                    application software,
                                                    business and consumer
                                                    applications software,
                                                    software development tools,
                                                    and Internet and intranet
                                                    software.
------------------------------------------------------------------------------------------

3.           PFIZER                                 Pfizer Inc. is a                 2.5%
                                                    research-based, global
                                                    pharmaceutical company that
                                                    discovers, develops,
                                                    manufactures and markets
                                                    medicines for humans and
                                                    animals. The company's
                                                    products include prescription
                                                    pharmaceuticals,
                                                    nonprescription
                                                    self-medications and animal
                                                    health products.
------------------------------------------------------------------------------------------

4.           EXXON MOBIL                            Exxon Mobil Corporation          2.4%
                                                    operates petroleum and
                                                    petrochemicals businesses on
                                                    a worldwide basis. The
                                                    company's operations include
                                                    exploration and production of
                                                    oil and gas, electric power
                                                    generation, and coal and
                                                    minerals operations.
------------------------------------------------------------------------------------------

5.           CITIGROUP                              Citigroup Inc. is a              2.1%
                                                    diversified financial
                                                    services holding company that
                                                    provides a broad range of
                                                    financial services to
                                                    consumer and corporate
                                                    customers around the world.
------------------------------------------------------------------------------------------

6.           WAL-MART STORES                        Wal-Mart Stores, Inc.            1.9%
                                                    operates discount stores and
                                                    Supercenters, as well as
                                                    Sam's Clubs. The company's
                                                    Wal-Mart discount stores and
                                                    Supercenters offer
                                                    merchandise such as apparel,
                                                    housewares, small appliances,
                                                    electronics and hardware.
------------------------------------------------------------------------------------------

7.           INTEL                                  Intel Corporation makes          1.7%
                                                    microprocessors, chip sets,
                                                    embedded processors and
                                                    microcontrollers, flash
                                                    memory products, graphics
                                                    products, network and
                                                    communications products,
                                                    systems management software,
                                                    conferencing products and
                                                    digital imaging products.
------------------------------------------------------------------------------------------

8.           AOL TIME WARNER                        AOL Time Warner Inc. is a        1.7%
                                                    global company delivering
                                                    entertainment, news and
                                                    Internet brands across
                                                    converging media platforms.
                                                    The company conducts
                                                    operations in cable systems,
                                                    interactive services,
                                                    publishing, music, cable
                                                    networks and filmed
                                                    entertainment.
------------------------------------------------------------------------------------------

9.           AMERICAN                               American International Group,    1.6%
             INTERNATIONAL GROUP                    Inc., through its
                                                    subsidiaries, provides a
                                                    variety of insurance and
                                                    insurance-related services in
                                                    the United States and
                                                    overseas. The company writes
                                                    property and casualty and
                                                    life insurance, as well as
                                                    provides financial services.
------------------------------------------------------------------------------------------

LARGEST HOLDINGS

             HOLDINGS                                        DESCRIPTION           PERCENT
------------------------------------------------------------------------------------------

10.          MERCK & CO.                            Merck & Co., Inc. is a global    1.6%
                                                    pharmaceutical company that
                                                    discovers, develops,
                                                    manufactures and markets a
                                                    broad range of human and
                                                    animal health products. The
                                                    company also provides
                                                    pharmaceutical benefit
                                                    services. Merck's products
                                                    include Zocor, a treatment
                                                    for elevated cholesterol,
                                                    Pepcid anti-ulcerant,
                                                    Primaxin antibiotic and
                                                    Propecia, a treatment for
                                                    male-pattern hair loss.
------------------------------------------------------------------------------------------

11.          INTERNATIONAL BUSINESS MACHINES        International Business           1.5%
                                                    Machines Corporation (IBM)
                                                    provides customer solutions
                                                    through the use of advanced
                                                    information technology. The
                                                    company's solutions include
                                                    technologies, systems,
                                                    products, services, software
                                                    and financing.
------------------------------------------------------------------------------------------

12.          CISCO SYSTEMS                          Cisco Systems, Inc. supplies     1.5%
                                                    data networking products to
                                                    the corporate enterprise and
                                                    public wide area service
                                                    provider markets. The
                                                    Company's products offer a
                                                    variety of end-to-end
                                                    networking hardware, software
                                                    and services.
------------------------------------------------------------------------------------------

13.          SBC COMMUNICATIONS                     SBC Communications Inc.          1.4%
                                                    provides communications
                                                    services in the United States
                                                    and in other countries. The
                                                    company provides local and
                                                    long-distance phone service,
                                                    wireless and data
                                                    communications, paging,
                                                    Internet access and
                                                    messaging, cable and
                                                    satellite television,
                                                    security services and
                                                    telecommunications equipment.
------------------------------------------------------------------------------------------

14.          JOHNSON & JOHNSON                      Johnson & Johnson                1.2%
                                                    manufactures health care
                                                    products and provides related
                                                    services. The Company sells
                                                    its products to the consumer,
                                                    pharmaceutical and
                                                    professional markets in
                                                    countries around the world.
                                                    Johnson & Johnson's consumer
                                                    products include Band-Aid
                                                    adhesive bandages, Tylenol
                                                    acetaminophen products,
                                                    Johnson's baby products, and
                                                    Stayfree sanitary products,
                                                    among others.
------------------------------------------------------------------------------------------

15.          VERIZON COMMUNICATIONS                 Verizon Communications Inc.      1.2%
                                                    provides wire-line voice and
                                                    data services, wireless
                                                    services, Internet services
                                                    and published directory
                                                    information. The company also
                                                    provides network services for
                                                    the federal government
                                                    including business phone
                                                    lines, data services,
                                                    telecommunications equipment
                                                    and pay phones.
------------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER S&P 500 STOCK FUND
Portfolio of Investments as of February 28, 2001 (Unaudited)

                                                                                            PRINCIPAL
    REPURCHASE AGREEMENTS--3.3%                                                               AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------
                                             State Street Bank and Trust Co., 5.340%, to
                                               be repurchased at
                                               $1,792,266 on 03/01/2001**
                                               (Cost $1,792,000)                            $1,792,000   $ 1,792,000
                                             ---------------------------------------------------------------------------

    SHORT-TERM INVESTMENTS--0.2%
------------------------------------------------------------------------------------------------------------------------
                                             U.S. Treasury Bill, 5.120%***, 04/19/01
                                               (Cost $119,163)(b)                             120,000        119,163
                                             ---------------------------------------------------------------------------

                                                                                            NUMBER OF
    COMMON STOCKS--96.5%                                                                      SHARES
------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--6.8%
      APPAREL & SHOES--0.1%
                                             Liz Claiborne, Inc.                                  249         12,126
                                             Nike, Inc. "B"                                     1,282         50,062
                                             Reebok International Ltd.*                           280          7,168
                                             ---------------------------------------------------------------------------
                                                                                                              69,356

      DEPARTMENT & CHAIN STORES--5.2%
                                             Bed Bath & Beyond, Inc.*                           1,355         33,367
                                             Best Buy Co., Inc.*                                  997         40,837
                                             Consolidated Stores Corp.*                           530          8,220
                                             Costco Wholesale Corp.*                            2,120         88,510
                                             CVS Corp.                                          1,824        111,264
                                             Dillard's, Inc.                                      415          7,802
                                             Dollar General Corp.                               1,539         28,625
                                             Federated Department Stores, Inc.*                   948         45,836
                                             Gap, Inc.                                          4,055        110,458
                                             Home Depot, Inc.                                  11,206        476,255
                                             J.C. Penney Co., Inc.                              1,381         22,345
                                             Kmart Corp.*                                       2,426         22,683
                                             Kohl's Corp.*                                      1,536        101,238
                                             Longs Drug Stores, Inc.                              215          5,999
                                             Lowe's Co., Inc.                                   1,785         99,746
                                             May Department Stores Co.                          1,388         54,951
                                             Nordstrom, Inc.                                      670         12,362
                                             Sears, Roebuck & Co.                               1,599         65,639
                                             Target Corp.                                       4,230        164,970
                                             The Limited, Inc.                                  1,978         34,912
                                             TJX Companies, Inc.                                1,327         40,580
                                             Walgreen Co.                                       4,756        210,786
                                             Wal-Mart Stores, Inc.                             21,000      1,051,890
                                             ---------------------------------------------------------------------------
                                                                                                           2,839,275

      HOME FURNISHINGS--0.1%
                                             Newell Rubbermaid, Inc.                            1,291         33,966
                                             Tupperware Corp.                                     315          7,434
                                             ---------------------------------------------------------------------------
                                                                                                              41,400

      HOTELS & CASINOS--0.4%
                                             Carnival Corp. "A"                                 2,773         92,452
                                             Harrah's Entertainment, Inc.*                        473         14,672
                                             Hilton Hotels Corp.                                1,631         17,468
                                             Marriott International, Inc. "A"                   1,064         45,412
                                             Starwood Hotels & Resorts Worldwide, Inc.            961         33,539
                                             ---------------------------------------------------------------------------
                                                                                                             203,543

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                              SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------

      RECREATIONAL PRODUCTS--0.2%
                                             Brunswick Corp.                                      410    $     8,729
                                             Harley-Davidson, Inc.                              1,469         63,681
                                             Hasbro, Inc.                                         761          9,345
                                             Mattel, Inc.                                       2,003         33,971
                                             ---------------------------------------------------------------------------
                                                                                                             115,726

      RESTAURANTS--0.5%
                                             Darden Restaurants, Inc.                             546         11,865
                                             McDonald's Corp.                                   6,154        180,928
                                             Starbucks Corp.*                                     870         41,434
                                             Tricon Global Restaurants, Inc.*                     623         23,986
                                             Wendy's International, Inc.                          657         16,261
                                             ---------------------------------------------------------------------------
                                                                                                             274,474

      SPECIALTY RETAIL--0.3%
                                             AutoZone, Inc.*                                      543         13,716
                                             Circuit City Stores-Circuit City Group               898         13,623
                                             Office Depot, Inc.*                                1,315         12,098
                                             Radioshack Corp                                      842         36,038
                                             Staples, Inc.*                                     2,161         32,145
                                             Tiffany & Co.                                        704         21,901
                                             Toys "R" Us, Inc.*                                   915         22,509
                                             ---------------------------------------------------------------------------
                                                                                                             152,030
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--7.3%
      ALCOHOL & TOBACCO--1.4%
                                             Adolph Coors Company                                 108          7,231
                                             Anheuser-Busch Companies, Inc.                     4,222        184,501
                                             Brown-Forman Corp. "B"                               372         23,622
                                             Philip Morris Companies, Inc.                     10,400        501,072
                                             UST, Inc.                                            778         22,438
                                             ---------------------------------------------------------------------------
                                                                                                             738,864

      CONSUMER ELECTRONICS &
      PHOTOGRAPHIC--0.2%
                                             Eastman Kodak Co.                                  1,371         61,695
                                             Maytag Corp.                                         411         13,769
                                             Whirlpool Corp.                                      392         20,725
                                             ---------------------------------------------------------------------------
                                                                                                              96,189

      CONSUMER SPECIALTIES--0.0%
                                             American Greeting Corp., "A"                         215          2,808
                                             ---------------------------------------------------------------------------

      FARMING--0.1%
                                             Archer-Daniels-Midland Co.                         3,044         45,812
                                             ---------------------------------------------------------------------------

      FOOD & BEVERAGE--3.7%
                                             Albertson's, Inc.                                  1,970         57,229
                                             Campbell Soup Co.                                  2,024         60,578
                                             Coca-Cola Co.                                     11,691        619,974
                                             Coca-Cola Enterprises                              1,920         43,584
                                             Conagra Foods, Inc.                                2,533         49,849
                                             General Mills, Inc.                                1,333         59,785
                                             H.J. Heinz Co.                                     1,654         70,427
                                             Hershey Foods Corp.                                  671         43,004
                                             Kellogg Co.                                        1,879         49,963
                                             Kroger Co.*                                        3,844         93,179
                                             PepsiCo, Inc.                                      6,820        314,266
                                             Quaker Oats Co.                                      573         55,879
                                             Ralston Purina Group                               1,423         44,369
                                             Safeway, Inc.*                                     2,359        128,117
                                             Sara Lee Corp.                                     3,877         84,092
                                             SUPERVALU, Inc.                                      776         10,887
                                             Unilever NV-(New York Shares)                      2,662        148,806
                                             William Wrigley Jr. Co.                              518         48,236
                                             Winn-Dixie Stores, Inc.                              646         16,499
                                             ---------------------------------------------------------------------------
                                                                                                           1,998,723

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                              SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------

      PACKAGING GOODS/
      COSMETICS--1.9%
                                             Alberto-Culver Co. "B"                               315    $    12,619
                                             Avon Products, Inc.                                1,103         46,833
                                             Clorox Co.                                         1,111         39,952
                                             Colgate-Palmolive Co.                              2,690        158,845
                                             Gillette Co.                                       5,012        162,940
                                             International Flavors & Fragrances, Inc.             430          8,690
                                             Kimberly-Clark Corp.                               2,512        179,608
                                             Procter & Gamble Co.                               6,164        434,562
                                             ---------------------------------------------------------------------------
                                                                                                           1,044,049

      TEXTILES--0.0%
                                             VF Corp.                                             467         16,854
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    HEALTH--13.5%
      BIOTECHNOLOGY--0.9%
                                             Amgen, Inc.*                                       4,878        351,521
                                             Biogen, Inc.*                                        644         46,086
                                             Chiron Corp.*                                        916         42,880
                                             MedImmune, Inc.*                                     986         43,076
                                             ---------------------------------------------------------------------------
                                                                                                             483,563

      HEALTH INDUSTRY SERVICES--0.6%
                                             Cardinal Health, Inc.                              1,377        139,766
                                             HEALTHSOUTH Corp.*                                 1,822         29,006
                                             Humana, Inc.*                                        709          9,572
                                             IMS Health, Inc.                                   1,434         38,575
                                             McKesson HBOC, Inc.                                1,326         38,560
                                             PerkinElmer, Inc.                                    245         17,939
                                             Quintiles Transnational Corp.*                       669         12,042
                                             Wellpoint Health Networks, Inc.*                     317         31,335
                                             ---------------------------------------------------------------------------
                                                                                                             316,795

      HOSPITAL MANAGEMENT--0.5%
                                             HCA-The Heathcare Co.                              2,575        101,970
                                             Manor Care, Inc.*                                    430         10,488
                                             Tenet Healthcare Corp.                             1,437         66,289
                                             UnitedHealth Group, Inc.                           1,461         86,535
                                             ---------------------------------------------------------------------------
                                                                                                             265,282

      MEDICAL SUPPLY & SPECIALTY--1.9%
                                             Abbott Laboratories                                7,292        357,235
                                             Bausch & Lomb, Inc.                                  282         15,149
                                             Baxter International, Inc.                         1,402        129,110
                                             Becton, Dickinson & Co.                            1,133         40,765
                                             Biomet, Inc.                                         868         33,689
                                             Boston Scientific Corp.*                           1,867         30,787
                                             C.R. Bard, Inc.                                      264         11,714
                                             Guidant Corp.*                                     1,455         74,161
                                             Medtronic, Inc.                                    5,692        291,317
                                             St. Jude Medical, Inc.*                              348         19,530
                                             Stryker Corp.*                                       880         49,412
                                             ---------------------------------------------------------------------------
                                                                                                           1,052,869

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                              SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------

      PHARMACEUTICALS--9.3%
                                             Allergan, Inc.                                       598    $    51,996
                                             ALZA Corp.*                                        1,135         44,889
                                             American Home Products Corp.                       6,131        378,712
                                             Bristol-Myers Squibb Co.                           9,213        584,196
                                             Eli Lilly and Co.                                  5,309        421,853
                                             Forest Laboratories, Inc.*                           804         55,902
                                             Johnson & Johnson                                  6,573        639,750
                                             King Pharmaceuticals, Inc.*                          817         37,500
                                             Merck & Co., Inc.                                 10,862        871,132
                                             Pfizer, Inc.                                      29,742      1,338,390
                                             Pharmacia Corp.                                    6,111        315,939
                                             Schering-Plough Corp.                              6,837        275,189
                                             Watson Pharmaceuticals, Inc.*                        517         28,694
                                             ---------------------------------------------------------------------------
                                                                                                           5,044,142

      MISCELLANEOUS--0.3%
                                             Applera Corp. -- Applied Biosystems Group          1,019         70,413
                                             Cigna Corp.                                          716         78,524
                                             ---------------------------------------------------------------------------
                                                                                                             148,937
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--6.7%
      CELLULAR TELEPHONE--0.4%
                                             Nextel Communications, Inc. "A"*                   3,822         91,967
                                             Sprint Corp. (PCS Group)*                          4,670        117,591
                                             ---------------------------------------------------------------------------
                                                                                                             209,558

      TELEPHONE/
      COMMUNICATIONS--6.3%
                                             ADC Telecommunications, Inc.*                      3,563         39,638
                                             Alltel Corp.                                       1,517         81,463
                                             AT&T Corp.                                        17,611        405,053
                                             BellSouth Corp.                                    8,757        367,444
                                             CenturyTel, Inc.                                     553         15,937
                                             Citizens Communications*                              66          1,020
                                             Global Crossing Ltd.*                              4,197         68,117
                                             JDS Uniphase Corp.*                                6,197        165,770
                                             Nortel Networks Corp.                             14,557        269,159
                                             Qwest Communications International, Inc.*          7,966        294,503
                                             SBC Communications, Inc.                          15,954        761,006
                                             Sprint Corp.                                       4,119         92,101
                                             Verizon Communications, Inc.                      12,649        626,126
                                             WorldCom, Inc.*                                   13,734        228,328
                                             ---------------------------------------------------------------------------
                                                                                                           3,415,665

      MISCELLANEOUS--0.0%
                                             Avaya, Inc.*                                       1,350         18,900
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--14.7%
      BANKS--6.2%
                                             AmSouth Bancorp.                                   1,684         29,335
                                             Bank of America Corp.                              7,662        382,717
                                             Bank of New York Co., Inc.                         3,458        179,055
                                             Bank One Corp.                                     5,413        190,917
                                             BB&T Corp.                                         1,831         66,154
                                             Comerica, Inc.                                       934         59,449
                                             Fifth Third Bancorp.                               2,145        115,428
                                             First Union Corp.                                  4,591        148,611
                                             FleetBoston Financial Corp.                        4,227        174,364
                                             Golden West Financial Corp.                          797         43,715
                                             Huntington Bancshares, Inc.                        1,082         16,162
                                             J.P. Morgan Chase & Co.                            8,977        418,876
                                             KeyCorp.                                           1,956         50,856
                                             MBNA Corp.                                         3,959        130,172
                                             Mellon Financial Corp.                             2,347        108,690
                                             National City Corp.                                2,812         76,486
                                             Northern Trust Corp.                               1,056         75,108
                                             Old Kent Financial Corp.                             647         25,712

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                              SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------
                                             PNC Financial Services Group                       1,361    $    94,590
                                             Regions Financial Corp.                            1,074         32,220
                                             SouthTrust Corp.                                     819         34,654
                                             State Street Corp.                                   763         76,643
                                             Summit Bancorp.                                      816         34,272
                                             SunTrust Banks, Inc.                               1,401         92,088
                                             U.S. Bancorp                                       9,091        210,915
                                             UBS AG                                                10          1,596
                                             Union Planters Corp.                                 620         23,597
                                             Wachovia Corp.                                       944         59,604
                                             Wells Fargo & Co.                                  8,016        397,914
                                             ---------------------------------------------------------------------------
                                                                                                           3,349,900

      CONSUMER FINANCE--0.9%
                                             American Express Co.                               6,189        271,573
                                             Capital One Financial Corp.                          860         47,515
                                             Household International, Inc.                      2,241        129,799
                                             Synovus Financial Corp.                            1,473         40,979
                                             ---------------------------------------------------------------------------
                                                                                                             489,866

      INSURANCE--3.4%
                                             AFLAC, Inc.                                        1,257         75,621
                                             Allstate Corp.                                     3,379        134,687
                                             AMBAC Financial Group, Inc.                          511         28,820
                                             American General Corp.                             1,141         86,990
                                             American International Group, Inc.                10,921        893,338
                                             Aon Corp.                                          1,142         39,136
                                             Aetna, Inc.                                          688         25,614
                                             Chubb Corp.                                          788         56,539
                                             Cincinnati Financial Corp.                           762         28,051
                                             Conseco, Inc.                                      1,498         21,002
                                             Hartford Financial Services Group, Inc.            1,045         66,723
                                             Jefferson Pilot Corp.                                466         31,460
                                             Lincoln National Corp.                               885         38,825
                                             MBIA, Inc.                                           494         37,534
                                             MetLife, Inc.                                      3,604        111,183
                                             MGIC Investment Corp.                                472         27,352
                                             Progressive Corp.                                    358         35,442
                                             Safeco Corp.                                         729         15,856
                                             St. Paul Companies, Inc.                             980         45,364
                                             Torchmark Corp.                                      639         22,224
                                             UnumProvident Corp.                                1,127         29,494
                                             ---------------------------------------------------------------------------
                                                                                                           1,851,255

      OTHER FINANCIAL COMPANIES--4.2%
                                             Charter One Financial, Inc.                          944         26,961
                                             CIT Group, Inc.                                    1,179         27,235
                                             Citigroup, Inc.                                   23,680      1,164,559
                                             Countrywide Credit Industries, Inc.                  486         21,496
                                             Federal Home Loan Mortgage Corp.                   3,212        211,510
                                             Federal National Mortgage Association              4,708        375,228
                                             Marsh & McLennan Companies, Inc.                   1,299        138,993
                                             Moody's Investor Service                             744         20,058
                                             Providian Financial Corp.                          1,385         69,264
                                             USA Education, Inc.                                  787         57,081
                                             Washington Mutual, Inc.                            2,749        141,216
                                             ---------------------------------------------------------------------------
                                                                                                           2,253,601
------------------------------------------------------------------------------------------------------------------------

    MEDIA--4.3%
      ADVERTISING--0.2%
                                             Interpublic Group of Companies, Inc.               1,453         54,633
                                             Omnicom Group, Inc.                                  816         74,003
                                             ---------------------------------------------------------------------------
                                                                                                             128,636

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                              SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------

      BROADCASTING & ENTERTAINMENT--3.3%
                                             AOL Time Warner, Inc.*                            20,475    $   901,514
                                             Clear Channel Communications, Inc.*                2,762        157,848
                                             The Walt Disney Co.                                9,852        304,919
                                             Univision Communication, Inc.*                       993         32,769
                                             Viacom, Inc. "B"*                                  8,192        407,142
                                             ---------------------------------------------------------------------------
                                                                                                           1,804,192

      CABLE TELEVISION--0.4%
                                             Comcast Corp.*                                     4,306        186,504
                                             ---------------------------------------------------------------------------

      PRINT MEDIA--0.4%
                                             Gannett Co., Inc.                                  1,293         85,519
                                             Harcourt General, Inc.                               365         20,455
                                             Knight-Ridder, Inc.                                  312         18,642
                                             Meredith Corp.                                       315         11,321
                                             New York Times Co. "A"                               762         33,680
                                             Tribune Co.                                        1,466         59,520
                                             ---------------------------------------------------------------------------
                                                                                                             229,137
------------------------------------------------------------------------------------------------------------------------
    SERVICE INDUSTRIES--4.2%

      EDP SERVICES--0.8%
                                             Automatic Data Processing, Inc.                    3,007        177,413
                                             Electronic Data Systems Corp.                      2,241        143,043
                                             First Data Corp.                                   1,855        114,565
                                             Sapient Corp.*                                       466          6,000
                                             ---------------------------------------------------------------------------
                                                                                                             441,021

      ENVIRONMENTAL SERVICES--0.3%
                                             Allied Waste Industries*                             976         15,762
                                             Transocean Sedo Forex, Inc.                        1,408         67,767
                                             Waste Management, Inc.                             2,869         72,787
                                             ---------------------------------------------------------------------------
                                                                                                             156,316

      INVESTMENT--1.7%
                                             Bear Stearns Companies, Inc.                         515         26,873
                                             Charles Schwab Corp.                               6,741        140,887
                                             Franklin Resources, Inc.                           1,136         47,417
                                             Lehman Brothers Holdings, Inc.                     1,178         80,870
                                             Merrill Lynch & Co., Inc.                          3,836        229,776
                                             Morgan Stanley Dean Witter & Co.                   5,400        351,702
                                             Stilwell Financial, Inc.                           1,067         34,037
                                             T. Rowe Price Group, Inc.                            621         22,162
                                             ---------------------------------------------------------------------------
                                                                                                             933,724

      PRINTING/PUBLISHING--0.3%
                                             Deluxe Corp.                                         315          7,670
                                             Dow Jones & Co., Inc.                                360         22,176
                                             Equifax, Inc.                                        758         22,975
                                             McGraw-Hill, Inc.                                    863         50,882
                                             R.R. Donnelley & Sons Co.                            776         23,008
                                             ---------------------------------------------------------------------------
                                                                                                             126,711

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                              SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------

      MISCELLANEOUS SERVICES--1.1%
                                             Cendant Corp.*                                     3,490    $    45,649
                                             Cintas Corp.                                         813         30,017
                                             Convergys Corp.*                                     713         30,203
                                             Ecolab, Inc.                                         629         26,387
                                             Fluor Corp.*                                         453         17,268
                                             H & R Block, Inc.                                    413         20,361
                                             NCR Corp.*                                           603         26,532
                                             Paychex, Inc.                                      1,753         70,010
                                             Robert Half International, Inc.*                     825         19,850
                                             Sabre Group Holdings, Inc. "A"                       613         26,433
                                             Siebel Systems, Inc.*                              2,005         76,691
                                             Sysco Corp.                                        3,170         86,414
                                             Tektronix, Inc.*                                     470         11,604
                                             Txu Corp.                                          1,286         53,035
                                             Yahoo!, Inc.*                                      2,726         64,913
                                             ---------------------------------------------------------------------------
                                                                                                             605,367
------------------------------------------------------------------------------------------------------------------------
    DURABLES--2.9%

      AEROSPACE--1.1%
                                             B.F. Goodrich Co.                                    467         18,885
                                             Boeing Co.                                         4,158        258,628
                                             Lockheed Martin Corp.                              2,025         75,857
                                             Northrop Grumman Corp.                               297         27,903
                                             Rockwell International Corp.                         946         43,478
                                             United Technologies Corp.                          2,223        173,194
                                             ---------------------------------------------------------------------------
                                                                                                             597,945

      AUTOMOBILES--0.9%
                                             Cummins Engine Co., Inc.                             364         13,450
                                             Dana Corp.                                           602         10,192
                                             Delphi Automotive Systems Corp.                    2,573         36,099
                                             Ford Motor Co.                                     8,802        244,784
                                             General Motors Corp.                               2,620        139,698
                                             Genuine Parts Co.                                    773         20,840
                                             Navistar International Corp.                         215          5,379
                                             ---------------------------------------------------------------------------
                                                                                                             470,442

      CONSTRUCTION/AGRICULTURAL
      EQUIPMENT--0.2%
                                             Caterpillar, Inc.                                  1,636         68,058
                                             Deere & Co.                                        1,138         46,317
                                             PACCAR, Inc.                                         359         16,649
                                             ---------------------------------------------------------------------------
                                                                                                             131,024

      LEASING COMPANIES--0.0%
                                             Ryder System, Inc.                                   786         16,129
                                             ---------------------------------------------------------------------------

      TELECOMMUNICATIONS EQUIPMENT--0.6%
                                             Andrew Corp.*                                        364          5,460
                                             Lucent Technologies, Inc.                         15,671        181,627
                                             Scientific-Atlanta, Inc.                             774         36,301
                                             Tellabs, Inc.*                                     1,926         83,901
                                             ---------------------------------------------------------------------------
                                                                                                             307,289

      TIRES--0.1%
                                             Cooper Tire & Rubber Co.                             300          4,008
                                             Goodyear Tire & Rubber Co.                           780         19,890
                                             ---------------------------------------------------------------------------
                                                                                                              23,898

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                              SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------
    MANUFACTURING--9.1%

      CHEMICALS--1.0%
                                             Dow Chemical Co.                                   4,234    $   138,917
                                             E.I. du Pont de Nemours & Co.                      4,958        216,615
                                             Eastman Chemical Co.                                 409         21,043
                                             Engelhard Corp.                                      646         15,459
                                             Great Lakes Chemicals Corp.                          215          7,119
                                             Hercules, Inc.                                       600          8,448
                                             Mead Corp.                                           641         17,557
                                             Praxair, Inc.                                        706         31,488
                                             Rohm & Haas Co.                                    1,086         39,911
                                             Sigma-Aldrich Corp.                                  392         17,052
                                             ---------------------------------------------------------------------------
                                                                                                             513,609

      CONTAINERS & PAPERS--0.3%
                                             Bemis Company, Inc.                                  215          7,314
                                             Boise Cascade Corp.                                  302          9,688
                                             International Paper Co.                            2,220         83,605
                                             Pactiv Corp.*                                        646          8,689
                                             Sealed Air Corp.*                                    410         16,052
                                             Temple-Inland, Inc.                                  267         12,707
                                             Willamette Industries                                505         23,472
                                             ---------------------------------------------------------------------------
                                                                                                             161,527

      DIVERSIFIED MANUFACTURING--6.0%
                                             Ball Corporation                                     100          4,140
                                             Briggs & Stratton Corp.                              100          3,956
                                             Cooper Industries, Inc.                              604         25,972
                                             Crane Co.                                            215          5,730
                                             Dover Corp.                                          918         35,214
                                             Fortune Brands, Inc.                                 810         27,362
                                             General Electric Co.                              46,671      2,170,202
                                             Honeywell International, Inc.                      3,791        177,078
                                             ITT Industries, Inc.                                 342         13,868
                                             Leggett & Platt                                      642         12,416
                                             Loews Corp.                                          420         45,641
                                             Minnesota Mining & Manufacturing Co.               1,857        209,377
                                             National Service Industries, Inc.                    200          4,834
                                             Textron, Inc.                                        667         35,338
                                             Thermo Electron Corp.*                               824         22,990
                                             TRW, Inc.                                            573         22,370
                                             Tyco International Ltd.                            8,224        449,442
                                             ---------------------------------------------------------------------------
                                                                                                           3,265,930

      ELECTRICAL PRODUCTS--0.3%
                                             American Power Conversion Corp.*                   1,092         13,309
                                             Emerson Electric Co.                               2,004        134,068
                                             Power-One, Inc.*                                     310          5,503
                                             Thomas & Betts Corp.                                 661         12,612
                                             ---------------------------------------------------------------------------
                                                                                                             165,492

      HAND TOOLS--0.2%
                                             Black & Decker Corp.                                 599         24,864
                                             Danaher Corp.                                        641         40,665
                                             Snap-On, Inc.                                        215          6,085
                                             Stanley Works                                        339         11,797
                                             ---------------------------------------------------------------------------
                                                                                                              83,411

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                              SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------

      INDUSTRIAL SPECIALTY--0.7%
                                             Avery Dennison Corp.                                 576    $    30,528
                                             Centex Corp.                                         353         14,529
                                             Johnson Controls, Inc.                               387         25,728
                                             Novellus Systems*                                    695         26,844
                                             Pall Corp.                                           607         13,882
                                             PPG Industries, Inc.                                 828         42,311
                                             QUALCOMM, Inc.*                                    3,520        192,940
                                             Sherwin-Williams Co.                                 733         18,398
                                             ---------------------------------------------------------------------------
                                                                                                             365,160

      MACHINERY/COMPONENTS/
      CONTROLS--0.4%
                                             Eaton Corp.                                          366         26,041
                                             Illinois Tool Works, Inc.                          1,369         82,893
                                             Ingersoll-Rand Co.                                   782         33,900
                                             Millipore Corp.                                      242         12,705
                                             Parker-Hannifin Corp.                                535         23,021
                                             Pitney Bowes, Inc.                                 1,180         40,179
                                             Timken Co.                                           215          3,440
                                             Visteon Corporation                                  781         11,246
                                             ---------------------------------------------------------------------------
                                                                                                             233,425

      OFFICE EQUIPMENT/
      SUPPLIES--0.1%
                                             Lexmark International, Inc.*                         629         32,708
                                             Xerox Corp.                                        3,206         19,364
                                             ---------------------------------------------------------------------------
                                                                                                              52,072

      SPECIALTY CHEMICALS--0.1%
                                             Air Products & Chemicals, Inc.                     1,100         44,605
                                             F M C Corp*                                          261         20,034
                                             ---------------------------------------------------------------------------
                                                                                                              64,639

      WHOLESALE DISTRIBUTORS--0.0%
                                             W.W. Grainger, Inc.                                  426         14,914
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    TECHNOLOGY--15.6%

      COMPUTER SOFTWARE--4.4%
                                             Adobe Systems, Inc.                                1,098         31,911
                                             Autodesk, Inc.                                       298         11,361
                                             BMC Software, Inc.*                                1,164         35,066
                                             Broadvision, Inc.*                                 1,584         11,484
                                             Citrix Systems, Inc.*                                869         22,594
                                             Computer Associates International, Inc.            2,738         85,398
                                             Compuware Corp.*                                   1,668         17,201
                                             Comverse Technology, Inc.*                           757         56,728
                                             Intuit, Inc.*                                      1,005         41,331
                                             McData Corp.*                                        245          4,379
                                             Microsoft Corp.*                                  25,140      1,483,260
                                             Oracle Corp.*                                     26,953        512,107
                                             Parametric Technology Corp.*                       1,178         15,682
                                             PeopleSoft, Inc.*                                  1,297         41,828
                                             ---------------------------------------------------------------------------
                                                                                                           2,370,330

      DIVERSE ELECTRONIC PRODUCTS--1.0%
                                             Dell Computer Corp.*                              12,193        266,722
                                             Molex Incorporated                                   881         31,991
                                             Motorola, Inc.                                    10,214        154,946
                                             Solectron Corp.*                                   2,958         80,606
                                             Teradyne, Inc.*                                      800         24,984
                                             ---------------------------------------------------------------------------
                                                                                                             559,249

    The accompanying notes are an integral part of the financial statements.  19

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                              SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------

      EDP PERIPHERALS--1.2%
                                             EMC Corp.                                         10,496    $   417,321
                                             Mercury Interactive Corp.*                           389         24,483
                                             Network Appliance, Inc.                            1,508         44,863
                                             Symbol Technologies, Inc.                            734         34,021
                                             VERITAS Software Corp.*                            1,825        118,511
                                             ---------------------------------------------------------------------------
                                                                                                             639,199

      ELECTRONIC COMPONENTS/
      DISTRIBUTORS--1.9%
                                             Adaptec, Inc.*                                       462          5,053
                                             Altera Corp.*                                      1,887         43,637
                                             Analog Devices, Inc.*                              1,704         63,559
                                             Applied Micro Circuits Corp.*                      1,418         37,932
                                             Broadcom Corp. "A"*                                1,110         54,668
                                             Cisco Systems, Inc.*                              33,931        803,741
                                             Gateway, Inc.*                                     1,496         25,731
                                             Jabil Circuit, Inc.*                                 876         19,692
                                             ---------------------------------------------------------------------------
                                                                                                           1,054,013

      ELECTRONIC DATA PROCESSING--3.0%
                                             Apple Computer, Inc.*                              1,507         27,503
                                             Ceridian Corp.*                                      757         15,314
                                             Compaq Computer Corp.                              8,059        162,792
                                             Hewlett-Packard Co.                                9,296        268,190
                                             International Business Machines Corp.              8,252        824,375
                                             Sun Microsystems, Inc.*                           15,195        302,001
                                             Unisys Corp.*                                      1,423         23,309
                                             ---------------------------------------------------------------------------
                                                                                                           1,623,484

      MILITARY ELECTRONICS--0.3%
                                             Computer Sciences Corp.*                             792         47,290
                                             General Dynamics Corp.                               897         61,157
                                             Raytheon Co. "B"                                   1,628         54,066
                                             ---------------------------------------------------------------------------
                                                                                                             162,513

      OFFICE/PLANT AUTOMATION--0.1%
                                             Cabletron Systems, Inc.*                             848         11,406
                                             Novell, Inc.*                                      1,445          8,580
                                             Palm, Inc.*                                        2,737         47,555
                                             ---------------------------------------------------------------------------
                                                                                                              67,541

      SEMICONDUCTORS--3.3%
                                             Advanced Micro Devices, Inc.*                      1,491         32,057
                                             Applied Materials, Inc.*                           3,873        163,634
                                             Conexant Systems, Inc.*                            1,143         14,002
                                             Intel Corp.                                       31,698        905,374
                                             KLA Tencor Corp.*                                    892         31,889
                                             Linear Technology Corp.                            1,488         58,962
                                             LSI Logic Corp.*                                   1,497         24,117
                                             Maxim Integrated Products Inc.*                    1,388         64,022
                                             Micron Technology, Inc.*                           2,633         90,101
                                             National Semiconductor Corp.*                        837         17,092
                                             QLogic Corp.*                                        466         17,417
                                             Sanmina Corp.*                                     1,450         43,228
                                             Texas Instruments, Inc.                            8,173        241,512
                                             Vitesse Semiconductor Corp.*                         833         32,851
                                             Xilinx, Inc.*                                      1,531         59,518
                                             ---------------------------------------------------------------------------
                                                                                                           1,795,776

      MISCELLANEOUS--0.4%
                                             Agilent Technologies, Inc.*                        2,144         77,184
                                             Corning, Inc.                                      4,437        120,243
                                             ---------------------------------------------------------------------------
                                                                                                             197,427

 20 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                              SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------
    ENERGY--7.4%

      ENGINEERING--0.0%
                                             McDermott International, Inc.                        100    $     1,295
                                             ---------------------------------------------------------------------------

      OIL & GAS PRODUCTION--1.1%
                                             Anadarko Petroleum Corp.                           1,186         74,125
                                             Apache Corp.                                         555         32,579
                                             Burlington Resources, Inc.                         1,001         44,985
                                             Conoco, Inc.                                       3,057         88,042
                                             Devon Energy Corp.                                   592         33,744
                                             El Paso Corp.                                      2,311        162,463
                                             EOG Resources, Inc.                                  541         23,588
                                             Kerr-McGee Corp.                                     448         28,959
                                             Nabors Industries, Inc.*                             803         45,530
                                             Occidental Petroleum Corp.                         1,726         41,407
                                             Tosco Corp.                                          639         25,592
                                             ---------------------------------------------------------------------------
                                                                                                             601,014

      OIL COMPANIES--4.7%
                                             Amerada Hess Corp.                                   421         30,312
                                             Ashland, Inc.                                        315         12,225
                                             Chevron Corp.                                      3,048        261,092
                                             Exxon Mobil Corp.                                 16,315      1,322,331
                                             Phillips Petroleum Co.                             1,163         62,000
                                             Royal Dutch Petroleum Co. (New York Shares)       10,133        591,058
                                             Texaco, Inc.                                       2,602        166,788
                                             Unocal Corp.                                       1,089         38,398
                                             USX Marathon Group                                 1,506         41,596
                                             ---------------------------------------------------------------------------
                                                                                                           2,525,800

      OIL/GAS TRANSMISSION--0.7%
                                             Enron Corp.                                        3,480        238,380
                                             Kinder Morgan, Inc.                                  547         30,304
                                             Niagara Mohawk Holdings, Inc.*                       661         11,356
                                             Sempra Energy                                        966         21,590
                                             Sunoco, Inc.                                         430         14,293
                                             Williams Companies, Inc.                           2,157         89,947
                                             ---------------------------------------------------------------------------
                                                                                                             405,870

      OILFIELD SERVICES/
      EQUIPMENT--0.7%
                                             Baker Hughes, Inc.                                 1,492         58,486
                                             Halliburton Co.                                    2,026         80,675
                                             Noble Drilling Corp.*                                590         27,465
                                             Rowan Companies, Inc.*                               586         16,730
                                             Schlumberger Ltd.                                  2,659        169,511
                                             ---------------------------------------------------------------------------
                                                                                                             352,867

      MISCELLANEOUS--0.2%
                                             Dynegy, Inc.                                       1,517         71,299
                                             Progress Energy, Inc.                              1,295         56,022
                                             Progress Energy, Inc. -- CVO*                        257            113
                                             ---------------------------------------------------------------------------
                                                                                                             127,434
------------------------------------------------------------------------------------------------------------------------
    METALS & MINERALS--0.6%

      PRECIOUS METALS--0.1%
                                             Barrick Gold Corp.                                 1,848         29,938
                                             Freeport-McMoRan Copper & Gold, Inc. "B"*            746         10,481
                                             Homestake Mining Co.                               1,161          6,525
                                             Newmont Mining Corp.                                 892         15,030
                                             Placer Dome, Inc.                                  1,587         14,751
                                             ---------------------------------------------------------------------------
                                                                                                              76,725

    The accompanying notes are an integral part of the financial statements.  21

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                              SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------

      STEEL & METALS--0.5%
                                             Alcan, Inc.                                        1,633    $    60,322
                                             Alcoa, Inc.                                        4,006        143,255
                                             Allegheny Technologies, Inc.                         215          3,810
                                             Inco Ltd.*                                           761         13,614
                                             Nucor Corp.                                          433         19,139
                                             Phelps Dodge Corp.                                   380         17,480
                                             USX-US Steel Group, Inc.                             614          9,357
                                             Worthington Industries, Inc.                         200          1,970
                                             ---------------------------------------------------------------------------
                                                                                                             268,947
------------------------------------------------------------------------------------------------------------------------
    CONSTRUCTION--0.3%

      BUILDING MATERIALS--0.0%
                                             Vulcan Materials Co.                                 521         22,054
                                             ---------------------------------------------------------------------------

      BUILDING PRODUCTS--0.2%
                                             Georgia-Pacific Group                              1,078         32,351
                                             Masco Corp.                                        2,113         49,381
                                             ---------------------------------------------------------------------------
                                                                                                              81,732

      FOREST PRODUCTS--0.1%
                                             Louisiana-Pacific Corp.                              315          3,333
                                             Potlatch Corp.                                       100          3,210
                                             Westvaco Corp.                                       410         10,746
                                             Weyerhaeuser Co.                                   1,006         54,062
                                             ---------------------------------------------------------------------------
                                                                                                              71,351

      HOME BUILDING--0.0%
                                             KB Home                                              215          6,009
                                             Pulte Corp.                                          215          7,385
                                             ---------------------------------------------------------------------------
                                                                                                              13,394
------------------------------------------------------------------------------------------------------------------------
    TRANSPORTATION--0.7%

      AIR FREIGHT--0.1%
                                             FedEx Corp.*                                       1,376         56,320
                                             ---------------------------------------------------------------------------

      AIRLINES--0.2%
                                             AMR Corp.                                            663         22,045
                                             Delta Air Lines, Inc.                                603         25,398
                                             Southwest Airlines Co.                             3,495         64,998
                                             US Airways Group, Inc.*                              295         12,184
                                             ---------------------------------------------------------------------------
                                                                                                             124,625

      RAILROADS--0.4%
                                             Burlington Northern Santa Fe Corp.                 1,877         56,329
                                             CSX Corp.                                          1,032         34,510
                                             Norfolk Southern Corp.                             1,749         31,639
                                             Union Pacific Corp.                                1,195         65,653
                                             ---------------------------------------------------------------------------
                                                                                                             188,131
------------------------------------------------------------------------------------------------------------------------
    UTILITIES--2.4%

      ELECTRIC UTILITIES--1.9%
                                             AES Corp.*                                         2,287        123,429
                                             Allegheny Energy, Inc.                               527         25,006
                                             Ameren Corp.                                         664         28,001
                                             American Electric Power Co.                        1,464         69,599
                                             Calpine Corp.*                                     1,380         61,396
                                             CINergy Corp.                                        688         22,449
                                             CMS Energy Corp.                                     562         16,607
                                             Consolidated Edison, Inc.                            960         35,395
                                             Constellation Energy Group                           735         31,385
                                             Dominion Resources, Inc.                           1,154         75,656
                                             DTE Energy Co.                                       706         25,635
                                             Duke Energy Corp.                                  3,420        139,365
                                             Edison International                               1,649         24,570
                                             Entergy Corp.                                      1,058         41,082
                                             FirstEnergy Corp.                                  1,073         30,226
                                             FPL Group, Inc.                                      805         52,365

 22 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                              SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------
                                             GPU, Inc.                                            671    $    20,794
                                             PG&E Corp.                                         1,736         24,235
                                             Pinnacle West Capital Corp.                          400         18,580
                                             Public Service Enterprise Group                    1,004         44,989
                                             Southern Co.                                       3,142         97,245
                                             ---------------------------------------------------------------------------
                                                                                                           1,008,009

      NATURAL GAS DISTRIBUTION--0.3%
                                             KeySpan Corporation                                  707         27,538
                                             NICOR, Inc.                                          215          7,955
                                             NiSource, Inc.                                     1,039         29,747
                                             ONEOK, Inc.                                          100          4,395
                                             Peoples Energy Corp.                                 100          3,915
                                             PPL Corp.                                            691         31,572
                                             Reliant Energy, Inc.                               1,407         59,108
                                             ---------------------------------------------------------------------------
                                                                                                             164,230

      MISCELLANEOUS--0.2%
                                             Exelon Corp.                                       1,506         98,447
                                             Xcel Energy, Inc.                                  1,586         44,711
                                             ---------------------------------------------------------------------------
                                                                                                             143,158
                                             ---------------------------------------------------------------------------
                                             COMMON STOCKS TOTAL
                                             (Cost $58,797,864)                                           52,320,438
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $60,709,027)(a)                                       $54,231,601
                                             ---------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

*   Non-income producing security.

** Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

*** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $60,712,518. At February 28, 2001, net unrealized depreciation for all securities based on tax cost was $6,480,917. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,110,426 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $8,591,343.

(b) At February 28, 2001, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

At February 28, 2001, open futures contracts purchased were as follows:

                                                                                                AGGREGATE       MARKET
      FUTURES                                                      EXPIRATION    CONTRACTS    FACE VALUE($)    VALUE($)
      ----------------------------------------------------------------------------------------------------------------------
      S&P 500 Index                                                3/16/01           3           943,243       929,625
      ----------------------------------------------------------------------------------------------------------------------
      Total unrealized depreciation on open futures contracts                                                  (13,618)
      ----------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  23

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of February 28, 2001
(UNAUDITED)

ASSETS
---------------------------------------------------------------------------
Investments in securities, at value, (cost $60,709,027)         $54,231,601
---------------------------------------------------------------------------
Dividends receivable                                                 67,754
---------------------------------------------------------------------------
Interest receivable                                                   1,061
---------------------------------------------------------------------------
Receivable for Fund shares sold                                     149,003
---------------------------------------------------------------------------
Foreign taxes recoverable                                                52
---------------------------------------------------------------------------
Due from Advisor                                                     45,893
---------------------------------------------------------------------------
TOTAL ASSETS                                                     54,495,364
---------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------
Due to custodian bank                                                20,109
---------------------------------------------------------------------------
Payable for investments purchased                                   153,333
---------------------------------------------------------------------------
Payable for Fund shares redeemed                                    103,056
---------------------------------------------------------------------------
Payable for daily variation margin on open futures contracts         20,025
---------------------------------------------------------------------------
Accrued management fee                                               12,960
---------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                   2,966
---------------------------------------------------------------------------
Total liabilities                                                   312,449
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $54,182,915
---------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income    $   (19,454)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                    (6,477,426)
---------------------------------------------------------------------------
  Futures                                                           (13,618)
---------------------------------------------------------------------------
Accumulated net realized gain (loss)                               (387,964)
---------------------------------------------------------------------------
Paid-in capital                                                  61,081,377
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $54,182,915
---------------------------------------------------------------------------
NET ASSET VALUE AND OFFERING PRICE
---------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($36,444,204 / 4,696,852 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $7.76
---------------------------------------------------------------------------
  Maximum offering price per share (100/95.50 of $7.76)               $8.13
---------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($13,944,572 /
  1,800,318 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $7.75
---------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,794,139 /
  489,771 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $7.75
---------------------------------------------------------------------------

 24 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended February 28, 2001
(UNAUDITED)

INVESTMENT INCOME
---------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $239)               $   202,795
---------------------------------------------------------------------------
Interest                                                             68,595
---------------------------------------------------------------------------
Total income                                                        271,390
---------------------------------------------------------------------------
Expenses:
Management fee                                                       72,548
---------------------------------------------------------------------------
Services to shareholders                                             75,864
---------------------------------------------------------------------------
Custodian and accounting fees                                        16,404
---------------------------------------------------------------------------
Distribution services fees                                           33,291
---------------------------------------------------------------------------
Administrative services fees                                         44,980
---------------------------------------------------------------------------
Auditing                                                              9,000
---------------------------------------------------------------------------
Legal                                                                   500
---------------------------------------------------------------------------
Trustees' fees                                                        8,466
---------------------------------------------------------------------------
Reports to shareholders                                              24,906
---------------------------------------------------------------------------
Registration fees                                                    19,499
---------------------------------------------------------------------------
Other                                                                 3,265
---------------------------------------------------------------------------
Total expenses, before expense reductions                           308,723
---------------------------------------------------------------------------
Expense reductions                                                  (92,276)
---------------------------------------------------------------------------
Total expenses, after expense reductions                            216,447
---------------------------------------------------------------------------
NET INVESTMENT INCOME                                                54,943
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
---------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                           3,261
---------------------------------------------------------------------------
Futures                                                            (296,938)
---------------------------------------------------------------------------
                                                                   (293,677)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      (6,982,838)
---------------------------------------------------------------------------
Futures                                                             (84,382)
---------------------------------------------------------------------------
                                                                 (7,067,220)
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (7,360,897)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(7,305,954)
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  25

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           FOR THE PERIOD
                                                                     FOR THE SIX            APRIL 3, 2000
                                                                    MONTHS ENDED            (COMMENCEMENT
                                                                  FEBRUARY 28, 2001       OF OPERATIONS) TO
                                                                     (UNAUDITED)           AUGUST 31, 2000
INCREASE (DECREASE) IN NET ASSETS
-----------------------------------------------------------------------------------------------------------
Operations:
Net investment income                                                $    54,943             $    34,228
-----------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                     (293,677)                (18,362)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                        (7,067,220)                576,176
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                          (7,305,954)                592,042
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
Class A                                                                 (108,625)                     --
-----------------------------------------------------------------------------------------------------------
From net realized gains
Class A                                                                  (62,074)                     --
-----------------------------------------------------------------------------------------------------------
Class B                                                                   (6,941)                     --
-----------------------------------------------------------------------------------------------------------
Class C                                                                   (6,910)                     --
-----------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                             41,936,247              23,369,331
-----------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                            184,550                      --
-----------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                               (7,084,115)             (2,324,636)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
  transactions                                                        35,036,682              21,044,695
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                     27,546,178              21,636,737
-----------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                     26,636,737               5,000,000
-----------------------------------------------------------------------------------------------------------
Net assets at end of period (including accumulated
distributions in excess of and undistributed net investment
income of ($19,454) and $34,228, respectively)                       $54,182,915             $26,636,737
-----------------------------------------------------------------------------------------------------------

 26 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                     CLASS A
                                                                -------------------------------------------------
                                                                                      FOR THE PERIOD
                                                                SIX MONTHS ENDED     FROM APRIL 3, 2000
                                                                FEBRUARY 28, 2001    (COMMENCEMENT OF OPERATIONS)
                                                                (UNAUDITED)          TO AUGUST 31, 2000
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $  9.59                     9.50
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (a)                                                .02                      .03
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                (1.79)                     .06
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                       (1.77)                     .09
-----------------------------------------------------------------------------------------------------------------
Less distribution from:
Net investment income                                                   (.04)                      --
-----------------------------------------------------------------------------------------------------------------
Net realized gains on investment transaction                            (.02)                      --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.06)                      --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  7.76                     9.59
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                                 (18.53)**                   .95**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in millions)                                 36                       22
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         1.51*(d)                 3.19*
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          1.00*(d)                 1.00*
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                .49*                     .90*
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                2*                      43*
-----------------------------------------------------------------------------------------------------------------

                                                                                     CLASS B
                                                                -------------------------------------------------
                                                                                      FOR THE PERIOD
                                                                SIX MONTHS ENDED     FROM APRIL 3, 2000
                                                                FEBRUARY 28, 2001    (COMMENCEMENT OF OPERATIONS)
                                                                (UNAUDITED)          TO AUGUST 31, 2000
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $  9.57                     9.50
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (a)                                               (.01)                     .00
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                (1.79)                     .07
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                       (1.80)                     .07
-----------------------------------------------------------------------------------------------------------------
Less distribution from:
Net realized gains on investment transaction                            (.02)                      --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.02)                      --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  7.75                     9.57
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                                 (18.82)**                   .74**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)                                14                        3
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         2.07*(d)                 4.18*
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          1.75*(d)                 1.75*
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.27)*                    .09*
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                2*                      43*
-----------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                     CLASS C
                                                                -------------------------------------------------
                                                                                      FOR THE PERIOD
                                                                SIX MONTHS ENDED     FROM APRIL 3, 2000
                                                                FEBRUARY 28, 2001    (COMMENCEMENT OF OPERATIONS)
                                                                (UNAUDITED)          TO AUGUST 31, 2000
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $  9.57                     9.50
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (a)                                               (.01)                     .00
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                (1.79)                     .07
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                       (1.80)                     .07
-----------------------------------------------------------------------------------------------------------------
Less distribution from:
Net realized gains on investment transaction                            (.02)                      --
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.02)                      --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $7.75                     9.57
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                                 (18.82)**                   .74**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)                                 4                        2
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                         2.57*(d)                 4.13*
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                          1.75*(d)                 1.75*
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.27)*                    .09*
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                2*                      43*
-----------------------------------------------------------------------------------------------------------------

*  Annualized

** Not annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) Total return would have been lower had certain expenses not been reduced.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.50% and 1.00%, 2.06% and 1.75%, and 2.56% and 1.75%, for Class A, Class B and Class C, respectively (see Notes to Financial Statements).

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Scudder S&P 500 Stock Fund (the "Fund"), formerly
                             Kemper S&P 500 Index Fund, is a diversified series of Scudder Investors Trust (the "Trust"), formerly
                             Kemper Funds Trust, which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of

NOTES TO FINANCIAL STATEMENTS

                             which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased index futures as a temporary substitute for purchasing selected investments.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             From April 3, 2000 (commencement of operations) through August 31, 2000, the Fund incurred approximately $14,872 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2001.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

NOTES TO FINANCIAL STATEMENTS

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the six months ended February 28, 2001,
                             investment transactions (excluding short-term investments) are as follows:

                             Purchases                               $35,304,708

                             Proceeds from sales                         310,365

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc.,
                             ("ZSI" or the "Advisor") formerly Scudder Kemper
                             Investments, Inc. and pays a monthly investment management fee of 1/12 of the annual rate of .40% of the first $100 million of average daily net assets, .36% of the next $100 million, and .34% of average daily net assets in excess of $200 million.
                             Bankers Trust Company serves as sub-adviser with respect to the investment and reinvestment of assets in the Fund, and is paid by ZSI for its services. For the six months ended February 28, 2001, the Fund incurred a management fee of $72,548, which is equivalent to an annualized effective rate .40% of average daily net assets.

                             In addition, for the period April 3, 2000 through April 3, 2001, the Advisor and certain of its subsidiaries have agreed to voluntarily maintain the annualized expenses of the classes as follows:
                             Class A 1.00%, Class B 1.75% and Class C 1.75%. Certain expenses such as reorganization, taxes, brokerage and interest are excluded from the expense limitation.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended February 28, 2001 aggregated $6,910.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. For the six months ended February 28, 2001, the Distribution fees and CDSC received by KDI were $39,535.

NOTES TO FINANCIAL STATEMENTS

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of the Fund. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. For the six months ended February 28, 2001 administrative service fees amounted to $44,980 of which KDI agreed not to impose $18,959.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Fund. For the six months ended February 28, 2001 shareholder service fees amounted to $74,385 of which KSvC agreed not to impose $71,834.

                             FUND ACCOUNTING FEES. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of ZSI, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. The Fund incurred fund accounting fees of $3,029 for the six months ended February 28, 2001.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Trust are also officers or trustees of ZSI. For the six months ended February 28, 2001, the Fund made no payments to its officers and incurred trustees' fees of $5,500 to independent trustees. In addition, a one-time fee of $2,966 was accrued for payment to those trustees not affiliated with the Advisor who are not standing for reelection, under the reorganization discussed in Note 5. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $1,483 of such costs.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                                                  FOR THE PERIOD
                                                                      FOR THE PERIOD              APRIL 3, 2000
                                                                          ENDED                  (COMMENCEMENT OF
                                                                    FEBRUARY 28, 2001             OPERATIONS) TO
                                                                       (UNAUDITED)               AUGUST 31, 2000
                                                                 ------------------------    ------------------------
                                                                  SHARES        AMOUNT        SHARES        AMOUNT
                                       SHARES SOLD
                                       ------------------------------------------------------------------------------
                                        Class A                  3,122,575    $26,391,507    2,498,742    $18,423,848
                                       ------------------------------------------------------------------------------
                                        Class B                  1,617,182     13,209,749      271,874      2,565,854
                                       ------------------------------------------------------------------------------
                                        Class C                    269,358      2,291,883      251,264      2,363,275
                                       ------------------------------------------------------------------------------
                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       ------------------------------------------------------------------------------
                                        Class A                     21,224        170,702           --             --
                                       ------------------------------------------------------------------------------
                                        Class B                        865          6,938           --             --
                                       ------------------------------------------------------------------------------
                                        Class C                        862          6,910           --             --
                                       ------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       ------------------------------------------------------------------------------
                                        Class A                   (722,555)    (6,200,958)    (230,036)    (2,174,460)
                                       ------------------------------------------------------------------------------
                                        Class B                    (76,457)      (640,205)      (6,231)       (59,889)
                                       ------------------------------------------------------------------------------
                                        Class C                    (24,119)      (199,844)      (7,594)       (73,933)
                                       ------------------------------------------------------------------------------
                                       CONVERSION OF SHARES
                                       ------------------------------------------------------------------------------
                                        Class A                      5,154         43,108        1,748         16,354
                                       ------------------------------------------------------------------------------
                                        Class B                     (5,163)       (43,108)      (1,752)       (16,354)
                                       ------------------------------------------------------------------------------
                                        NET INCREASE
                                        (DECREASE) FROM
                                        CAPITAL SHARE
                                        TRANSACTIONS                          $35,036,682                 $21,044,695
                                       ------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds.

NOTES

NOTES

TRUSTEES&OFFICERS


TRUSTEES                          OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Secretary
LINDA C. COUGHLIN                 PHILIP J. COLLORA                 KATHRYN L. QUIRK
Chairperson, Trustee and          Vice President and                Vice President
Vice President                    Assistant Secretary               CAROLINE PEARSON
JAMES R. EDGAR                    JOHN R. HEBBLE                    Assistant Secretary
Trustee                           Treasurer                         BRENDA LYONS
ARTHUR R. GOTTSCHALK              JOANN M. BARRY                    Assistant Secretary
Trustee                           Vice President
FREDERICK T. KELSEY               VALERIE F. MALTER
Trustee                           Vice President
FRED B. RENWICK                   WILLIAM F. TRUSCOTT
Trustee                           Vice President
JOHN G. WEITHERS                  LINDA J. WONDRACK
Trustee                           Vice President

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         811 Main Street
                                      Kansas City, MO 64105
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com



[SCUDDER INVESTMENTS LOGO]
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Scudder S&P 500 Fund prospectus.
KSPF - 3 (4/25/01) 11495